--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                MORGAN STANLEY
        IXIS Real Estate Capital Trust
                   2005-HE3
                 All records

Table of Contents

  1. Current Mortgage Principal Balance <75k
  2. Current Mortgage Principal Balance Greater or Equal to 400K
  3. FICO Score Less than 650
  4. Original Loan-to-Value Ratio Greater or Equal 80
  5. Second Home
  6. Non-Owner Occupied
  7. Cashout Loans
  8. Stated Doc
  9. Limited Doc
  10. 2-4 Family
  11. IO Loans


1. Current Mortgage Principal Balance <75k

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Wtd
                                          Number                    % of                          Avg
                                            of       Total         Total    Wtd           Wtd     Comb   Pct    Pct    Pct     Pct
                                         Mortgage   Current       Current   Avg     Pct   Avg     Orig   Full  Owner  Single Cashout
Current Mortgage Principal Balance <75k   Loans     Balance       Balance  Coupon   ARM   FICO    LTV    Doc    Occ   Family   Refi
------------------------------------------------------------------------------------------------------------------------------------
25,000.01 - 50,000.00                       347    13,950,902.35    2.20   9.878    41.38  626   86.32  61.85  97.40  79.81  57.54
------------------------------------------------------------------------------------------------------------------------------------
50,000.01 - 75,000.00                       418    26,138,931.76    4.11   9.239    66.99  608   80.89  67.10  91.47  86.63  63.90
------------------------------------------------------------------------------------------------------------------------------------
Other                                     2,849   595,248,816.73   93.69   7.347    91.10  631   80.27  47.60  95.49  75.63  53.50
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    3,614   635,338,650.84  100.00   7.481    89.02  630   80.43  48.72  95.37  76.17  54.02
------------------------------------------------------------------------------------------------------------------------------------


2. Current Mortgage Principal Balance Greater or Equal to 400K

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Wtd
                                          Number                    % of                          Avg
                                            of       Total         Total    Wtd           Wtd     Comb   Pct    Pct    Pct     Pct
2. Current Mortgage Principal Balance    Mortgage   Current       Current   Avg     Pct   Avg     Orig   Full  Owner  Single Cashout
Greater or Equal to 400K                  Loans     Balance       Balance  Coupon   ARM   FICO    LTV    Doc    Occ   Family   Refi
------------------------------------------------------------------------------------------------------------------------------------
= 400,000                                     4     1,600,000.00    0.25   6.435  100.00   661   78.90  50.00  100.00 75.00  50.00
------------------------------------------------------------------------------------------------------------------------------------
400000 - 450000                              85    36,075,598.21    5.68   7.039   96.35   638   80.21  31.87   92.98 76.37  43.60
------------------------------------------------------------------------------------------------------------------------------------
450000 - 500000                              69    33,147,429.94    5.22   6.848   98.51   658   81.47  26.29   94.23 73.67  37.95
------------------------------------------------------------------------------------------------------------------------------------
500000 - 550000                              29    15,192,051.61    2.39   6.683   92.99   646   81.47  48.85  100.00 75.94  65.96
------------------------------------------------------------------------------------------------------------------------------------
550000 - 600000                              16     9,126,415.13    1.44   6.861  100.00   668   82.07  18.54   93.74 62.64  62.40
------------------------------------------------------------------------------------------------------------------------------------
600000 - 650000                              10     6,361,442.91    1.00   6.645  100.00   670   83.50  59.55  100.00 69.53  20.35
------------------------------------------------------------------------------------------------------------------------------------
650000 - 700000                               7     4,843,465.89    0.76   7.178   86.07   681   80.99  28.76  100.00 71.22  28.34
------------------------------------------------------------------------------------------------------------------------------------
750000 - 800000                               5     3,900,400.00    0.61   6.671  100.00   666   80.61  59.75  100.00 80.51  40.25
------------------------------------------------------------------------------------------------------------------------------------
950000 - 1000000                              2     1,930,000.00    0.30   6.624  100.00   693   76.46  50.52  100.00 00.00  00.00
------------------------------------------------------------------------------------------------------------------------------------
Other                                     3,387   523,161,847.15   82.34   7.611   87.34   625   80.30  51.78   95.34 76.57  55.85
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    3,614   635,338,650.84  100.00   7.481   89.02   630   80.43  48.72   95.37 76.17  54.02
------------------------------------------------------------------------------------------------------------------------------------

3. FICO Score Less than 650

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Wtd
                                          Number                    % of                          Avg
                                            of       Total         Total    Wtd           Wtd     Comb   Pct    Pct    Pct     Pct
FICO                                     Mortgage   Current       Current   Avg     Pct   Avg     Orig   Full  Owner  Single Cashout
Score Less than 650                       Loans     Balance       Balance  Coupon   ARM   FICO    LTV    Doc    Occ   Family   Refi
------------------------------------------------------------------------------------------------------------------------------------
500 - 524                                    240   38,919,672.28    6.13   8.614   92.21   513   73.59  63.68  99.58  87.57  85.84
------------------------------------------------------------------------------------------------------------------------------------
525 - 549                                    301   48,080,767.47    7.57   8.421   91.99   537   75.09  67.15  98.66  78.50  86.94
------------------------------------------------------------------------------------------------------------------------------------
550 - 574                                    352   55,836,715.13    8.79   8.162   91.66   562   78.57  67.55  97.63  85.53  80.21
------------------------------------------------------------------------------------------------------------------------------------
575 - 599                                    394   59,760,557.74    9.41   7.802   89.04   588   80.21  64.57  97.47  82.24  70.01
------------------------------------------------------------------------------------------------------------------------------------
600 - 624                                    459   75,828,824.74   11.94   7.494   86.76   613   81.88  62.43  97.09  75.78  66.44
------------------------------------------------------------------------------------------------------------------------------------
625 - 649                                    560   99,090,767.17   15.60   7.326   87.48   637   81.86  45.59  96.36  72.55  48.26
------------------------------------------------------------------------------------------------------------------------------------
Other                                      1,308  257,821,346.31   40.58   6.968   88.67   693   81.94  32.43  92.26  72.09  32.25
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     3,614  635,338,650.84  100.00   7.481   89.02   630   80.43  48.72  95.37  76.17  54.02
------------------------------------------------------------------------------------------------------------------------------------


4. Original Loan-to-Value Ratio Greater or Equal 80

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Wtd
                                          Number                    % of                          Avg
                                            of       Total         Total    Wtd           Wtd     Comb   Pct    Pct    Pct     Pct
FICO                                     Mortgage   Current       Current   Avg     Pct   Avg     Orig   Full  Owner  Single Cashout
Score Less than 650                       Loans     Balance       Balance  Coupon   ARM   FICO    LTV    Doc    Occ   Family   Refi
------------------------------------------------------------------------------------------------------------------------------------
80.00 - 85.00                              1,508  313,005,136.28   49.27   7.141  95.18    644   81.00  39.90  97.48  75.16  36.78
------------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                                517   92,141,381.16   14.50   7.905  92.15    623   89.58  56.21  86.76  77.60  62.73
------------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.01                                202   34,695,995.35    5.46   8.143  86.42    634   94.77  65.08  95.99  73.23  63.79
------------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00                               431   29,090,587.68    4.58   9.396  47.47    667   99.95  56.47  99.46  76.91  31.74
------------------------------------------------------------------------------------------------------------------------------------
Other                                        956  166,405,550.37   26.19   7.412  83.50    601   67.89  56.39  95.34  77.76  83.47
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     3,614  635,338,650.84  100.00   7.481  89.02    630   80.43  48.72  95.37  76.17  54.02
------------------------------------------------------------------------------------------------------------------------------------

5. Second Home

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Wtd
                                          Number                    % of                          Avg
                                            of       Total         Total    Wtd           Wtd     Comb   Pct    Pct    Pct     Pct
                                         Mortgage   Current       Current   Avg     Pct   Avg     Orig   Full  Owner  Single Cashout
Second Home                               Loans     Balance       Balance  Coupon   ARM   FICO    LTV    Doc    Occ   Family   Refi
------------------------------------------------------------------------------------------------------------------------------------
Second Home                                   26    4,640,884.59    0.73   8.165  96.60    661   84.23  37.01   0.00  57.72  38.10
------------------------------------------------------------------------------------------------------------------------------------
Other                                      3,588  630,697,766.25   99.27   7.476  88.96    630   80.40  48.80  96.07  76.31  54.13
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     3,614  635,338,650.84  100.00   7.481  89.02    630   80.43  48.72  95.37  76.17  54.02
------------------------------------------------------------------------------------------------------------------------------------


6. Non-Owner Occupied

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Wtd
                                          Number                    % of                          Avg
                                            of       Total         Total    Wtd           Wtd     Comb   Pct    Pct    Pct     Pct
                                         Mortgage   Current       Current   Avg     Pct   Avg     Orig   Full  Owner  Single Cashout
Non-Owner Occupied                        Loans     Balance       Balance  Coupon   ARM   FICO    LTV    Doc    Occ   Family   Refi
------------------------------------------------------------------------------------------------------------------------------------
Non Owner Occupied                           160   24,768,110.28    3.90   7.809  92.69    669   81.10  39.11   0.00  60.27  47.26
------------------------------------------------------------------------------------------------------------------------------------
Other                                      3,454  610,570,540.56   96.10   7.467  88.87    629   80.40  49.11  99.24  76.82  54.29
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     3,614  635,338,650.84  100.00   7.481  89.02    630   80.43  48.72  95.37  76.17  54.02
------------------------------------------------------------------------------------------------------------------------------------


7. Cashout Loans

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Wtd
                                          Number                    % of                          Avg
                                            of       Total         Total    Wtd           Wtd     Comb   Pct    Pct    Pct     Pct
                                         Mortgage   Current       Current   Avg     Pct   Avg     Orig   Full  Owner  Single Cashout
Cashout Loans                             Loans     Balance       Balance  Coupon   ARM   FICO    LTV    Doc    Occ   Family   Refi
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                        2,023  343,181,724.51   54.02   7.712  86.25    604   78.49  61.28  96.07  81.44  100.00
------------------------------------------------------------------------------------------------------------------------------------
Other                                      1,591  292,156,926.33   45.98   7.210  92.27    661   82.70  33.96  94.55  69.98    0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     3,614  635,338,650.84  100.00   7.481  89.02    630   80.43  48.72  95.37  76.17   54.02
------------------------------------------------------------------------------------------------------------------------------------

8. Stated Doc

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Wtd
                                          Number                    % of                          Avg
                                            of       Total         Total    Wtd           Wtd     Comb   Pct    Pct    Pct     Pct
                                         Mortgage   Current       Current   Avg     Pct   Avg     Orig   Full  Owner  Single Cashout
Stated Doc                                Loans     Balance       Balance  Coupon   ARM   FICO    LTV    Doc    Occ   Family   Refi
------------------------------------------------------------------------------------------------------------------------------------
Stated Doc                                 1,521  313,679,152.63   49.37   7.450  92.37    648   80.47   0.00  94.74  72.97  40.87
------------------------------------------------------------------------------------------------------------------------------------
Other                                      2,093  321,659,498.21   50.63   7.511  85.75    613   80.39  96.22  95.99  79.30  66.83
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     3,614  635,338,650.84  100.00   7.481  89.02    630   80.43  48.72  95.37  76.17  54.02
------------------------------------------------------------------------------------------------------------------------------------


9. Limited Doc

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Wtd
                                          Number                    % of                          Avg
                                            of       Total         Total    Wtd           Wtd     Comb   Pct    Pct    Pct     Pct
                                         Mortgage   Current       Current   Avg     Pct   Avg     Orig   Full  Owner  Single Cashout
Limited Doc                               Loans     Balance       Balance  Coupon   ARM   FICO    LTV    Doc    Occ   Family   Refi
------------------------------------------------------------------------------------------------------------------------------------
Limited Doc                                   70    9,154,479.43    1.44   7.527  89.49    638   80.56   0.00  96.42  85.39  40.78
------------------------------------------------------------------------------------------------------------------------------------
Other                                      3,544  626,184,171.41   98.56   7.480  89.01    630   80.43  49.43  95.36  76.04  54.21
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     3,614  635,338,650.84  100.00   7.481  89.02    630   80.43  48.72  95.37  76.17  54.02
------------------------------------------------------------------------------------------------------------------------------------


10. 2-4 Family

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Wtd
                                          Number                    % of                          Avg
                                            of       Total         Total    Wtd           Wtd     Comb   Pct    Pct    Pct     Pct
                                         Mortgage   Current       Current   Avg     Pct   Avg     Orig   Full  Owner  Single Cashout
2-4 Family                                Loans     Balance       Balance  Coupon   ARM   FICO    LTV    Doc    Occ   Family   Refi
------------------------------------------------------------------------------------------------------------------------------------
2-4 Family                                   147   33,970,347.16    5.35   7.509  86.40    632   78.36  40.82  82.68   0.00  57.42
------------------------------------------------------------------------------------------------------------------------------------
Other                                      3,467  601,368,303.68   94.65   7.479  89.17    630   80.55  49.16  96.09  80.48  53.82
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     3,614  635,338,650.84  100.00   7.481  89.02    630   80.43  48.72  95.37  76.17  54.02
------------------------------------------------------------------------------------------------------------------------------------

11. IO Loans

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Wtd
                                          Number                    % of                          Avg
                                            of       Total         Total    Wtd           Wtd     Comb   Pct    Pct    Pct     Pct
                                         Mortgage   Current       Current   Avg     Pct   Avg     Orig   Full  Owner  Single Cashout
IO Loans                                  Loans     Balance       Balance  Coupon   ARM   FICO    LTV    Doc    Occ   Family   Refi
------------------------------------------------------------------------------------------------------------------------------------
Interest Only Loans                          659  189,219,661.50   29.78   6.686   99.82   670   80.81  31.40  96.26  74.93  29.50
------------------------------------------------------------------------------------------------------------------------------------
Other                                      2,955  446,118,989.34   70.22   7.818   84.44   614   80.27  56.06  94.99  76.70  64.42
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     3,614  635,338,650.84  100.00   7.481   89.02   630   80.43  48.72  95.37  76.17  54.02
------------------------------------------------------------------------------------------------------------------------------------